OHA Senior Private Lending Fund (U) LLC

Power of Attorney
Reports Under the Securities Exchange Act of 1934

The undersigned trustee of OHA Senior Private Lending Fund (U) LLC is a Delaware limited liability company (the “Fund”), hereby constitutes and appoints Grove Stafford and Amaka Dike, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this ___ day of March, 2026.

__________________________
Eric Muller

OHA Senior Private Lending Fund (U) LLC

Power of Attorney
Reports Under the Securities Exchange Act of 1934

The undersigned trustee of OHA Senior Private Lending Fund (U) LLC is a Delaware limited liability company (the “Fund”), hereby constitutes and appoints Grove Stafford and Amaka Dike, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this ___ day of March, 2026.

__________________________
Alan M. Schrager

OHA Senior Private Lending Fund (U) LLC

Power of Attorney
Reports Under the Securities Exchange Act of 1934

The undersigned trustee of OHA Senior Private Lending Fund (U) LLC is a Delaware limited liability company (the “Fund”), hereby constitutes and appoints Grove Stafford and Amaka Dike, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this ___ day of March, 2026.

__________________________
Mark Manoff

OHA Senior Private Lending Fund (U) LLC

Power of Attorney
Reports Under the Securities Exchange Act of 1934

The undersigned trustee of OHA Senior Private Lending Fund (U) LLC is a Delaware limited liability company (the “Fund”), hereby constitutes and appoints Grove Stafford and Amaka Dike, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this ___ day of March, 2026.

__________________________
Jonathan Morgan

OHA Senior Private Lending Fund (U) LLC

Power of Attorney
Reports Under the Securities Exchange Act of 1934

The undersigned director of OHA Senior Private Lending Fund (U) LLC is a Delaware limited liability company (the “Fund”), hereby constitutes and appoints Grove Stafford and Amaka Dike, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this ___ day of March, 2026.

__________________________
Kathleen M. Burke